UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Final Voting Results

At the Reed’s Inc. 2021 Annual Meeting of Stockholders on December 30, 2021, the stockholders of Reed’s Inc., a Delaware corporation (“Reed’s”) elected all of the nominees to the board of directors.

In addition, the stockholders:

●	adopted and approved the amendment to Reed’s, Inc. 2020 Equity Incentive Plan (“2020 Plan”) to increase the number of shares available under the 2020 Plan from 8,500,000 to 15,000,000,
●	approved the amendment to the Certificate of Incorporation increasing the number of authorized common shares from 120,000,000 to 180,000,000,
●	ratified the selection of Weinberg & Company, P. A. as the Company’s independent registered public accounting firm for fiscal 2022,
●	and granted the board of directors the authority to amend the certificate of incorporation to effect a reverse stock split of issued and outstanding shares of common stock at a ratio between 1-for-2 and 1-for-5, inclusive.

Of the 93,729,329.95 shares of common stock outstanding on the record date of November 10, 2021, a total of 65,939,843 shares were voted in person or by proxy, representing 70.35% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote. Votes were cast as follows:

1. To elect John J. Bello, Norman E. Snyder, Jr., Lewis Jaffe, James C. Bass, Louis Imbrogno Jr. and Rhonda Kallman to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification:

		Vote		Broker
	Vote For	Against	Abstentions	Non-Vote
John J. Bello	41,729,361	3,091,874	949,587	20,169,021
Norman E. Snyder, Jr.	41,094,574	3,727,535	948,713	20,169,021
Lewis Jaffe	35,924,221	8,592,289	1,254,312	20,169,021
James C. Bass	36,303,652	8,410,250	1,056,920	20,169,021
Louis Imbrogno Jr.	41,588,911	3,122,604	1,059,307	20,169,021
Rhonda Kallman	43,315,587	1,991,251	463,984	20,169,021

2. To approve the amendment to the 2020 Plan to increase the number of shares available under the 2020 Plan from 8,500,000 to 15,000,000:

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
33,347,244	12,163,863	259,715	20,169,021

3. To amend Certificate of Incorporation to increase authorized shares of common stock from 120,000,000 to 180,000,000:

	Vote
Vote For	Against	Abstentions
59,658,341	5,954,124	327,377

4. To ratify the selection of Weinberg & Company, P. A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

	Vote
Vote For	Against	Abstentions
63,421,972	2,135,662	382,209

5. To give the board of directors the authority to amend the certificate of incorporation to effect a reverse stock split of issued and outstanding shares of common stock at a ratio between 1-for-2 and 1-for-5, inclusive:

	Vote
Vote For	Against	Abstentions
60,836,872	4,566,054	536,918

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: January 5, 2022	By:	/s/ Thomas J. Spisak
Thomas J. Spisak,
Chief Financial Officer